NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Value Fund

Supplement dated June 15, 2017
to the Summary Prospectus dated May 23, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on June 14, 2017, the Board approved the termination of J.P. Morgan Investment Management Inc. ("JPMorgan") as a subadviser to the NVIT Multi-Manager International Value Fund (the "Fund") and approved the appointment of Thompson, Siegel & Walmsley LLC ("TSW") as a new subadviser to the Fund.  This change is anticipated to be implemented on or about July 10, 2017 (the "Effective Date").

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading "Principal Investment Strategies" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies headquartered, that derive at least 50% of their revenues or profits from goods produced or sold, investment made or services performed from, or whose securities regularly trade on markets (i.e., are "located") outside the United States. Some of these countries may be considered to be emerging market countries, which typically are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in the securities of companies of any market capitalization, including smaller companies, and typically invests in those located in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest a significant amount of its net assets in the securities of issuers located in any one country. The Fund employs a "value" style of investing, which means investing in equity securities that the subadviser believes are trading at prices that do not reflect a company's intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.
The Fund generally considers selling a security when the thesis and/or catalysts have been reached, it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.
The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors ("NFA") is the Fund's investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the "Trust"), selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund's current subadvisers because they approach investing in international securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser uses a market capitalization-weighted approach to invest in securities of companies that the subadviser believes to be value companies primarily because they have high book values (i.e., values based on their respective assets minus their liabilities, as reflected on their balance sheets) in relation to the prices at which their shares trade in the market. The other subadviser uses a combination of quantitative and qualitative methods to assess a company's valuation and attractiveness through fundamental research. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The information under the heading "Portfolio Management – Subadvisers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Dimensional Fund Advisors LP ("Dimensional")
Thompson, Siegel & Walmsley LLC ("TSW")

c.	The table under the heading "Portfolio Management – Portfolio Managers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Dimensional
Joseph H. Chi, CFA	Senior Portfolio Manager and Vice President	Since 2012
Jed S. Fogdall	Senior Portfolio Manager and Vice President	Since 2012
Bhanu P. Singh	Senior Portfolio Manager and Vice President	Since 2015
Mary T. Phillips, CFA	Senior Portfolio Manager and Vice President	Since 2015
TSW
Brandon H. Harrell, CFA	Portfolio Manager	Since 2017

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